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                                                                 Exhibit 10.28.2

                               SECOND AMENDMENT TO
                     CLASS B CERTIFICATE PURCHASE AGREEMENT

         THIS SECOND AMENDMENT TO CLASS B CERTIFICATE PURCHASE AGREEMENT (this "AMENDMENT"), dated as of October 10, 2000, is entered into by and among PRIME II RECEIVABLES CORPORATION (the "Transferor"), FDS BANK, formerly known as FDS NATIONAL BANK, ( the "Servicer "), MARKET STREET FUNDING CORPORATION (the "Class B Purchaser") and PNC BANK, NATIONAL ASSOCIATION ( the "Agent").

                                    RECITALS

         WHEREAS, the Transferor, the Servicer, the Class B Purchaser and the Agent are parties to that certain Class B Certificate Purchase Agreement, dated as of July 6, 1999, as amended by First Amendment to Class B Certificate Purchase Agreement, dated as of August 3, 1999, the "AGREEMENT");

         WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. CERTAIN DEFINED TERMS. Capitalized terms that are used herein without definition and that are defined in the Agreement shall have the same meanings herein as therein defined.

         SECTION 2. AMENDMENT TO AGREEMENT. Pursuant to Section 2.2(c) of the Agreement, the aggregate Commitment of the Class B Purchaser is hereby increased to the amount set forth underneath the signature of the Class B Purchaser hereto.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the parties hereto to enter into this Amendment, each of the parties hereto represents and warrants unto the other parties hereto as set forth in this
SECTION 3:

                  (a) DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action, and do not:
         (a) contravene its organizational documents; or (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting it; and

                  (b) VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and general equitable principles.
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         SECTION 4. EFFECT OF AMENDMENT. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

         SECTION 5. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Agent in its sole discretion.

         SECTION 6. MISCELLANEOUS.

         (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

         (b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment or any provision hereof.

         (c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                            MARKET STREET FUNDING CORPORATION,
                                            as Class B Purchaser

                                            By: /s/ Douglas K. Johnson
                                               ---------------------------------
                                            Name: Douglas K. Johnson
                                            Title:  President

                                                     Commitment: $33,333,333


                                            PNC BANK, NATIONAL ASSOCIATION,
                                            as Agent

                                            By: /s/ C. J. Richardson
                                               ---------------------------------
                                            Name: C. J. Richardson
                                            Title: Senior Vice President


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                                            PRIME II RECEIVABLES CORPORATION,
                                            as Transferor

                                            By: /s/ SUSAN P. STORER
                                               ---------------------------------
                                            Name:  Susan P. Storer
                                            Title:  President

                                            FDS BANK (f/k/a FDS National Bank),
                                            as Servicer

                                            By: /s/ Susan R. Robinson
                                               ---------------------------------
                                            Name: Susan R. Robinson
                                            Title:  Treasurer